Schedule of Current Contractual Obligations (Details) $ in Thousands	Dec. 31, 2022 USD ($) [1]
Commitments and Contingencies Disclosure [Abstract]
2023	$ 961
2024	936
2025	936
2026	468
Thereafter
Total	$ 3,301

[1]	Employment agreements include management contracts which have been revised from time to time. The employment agreements for the Company’s executive officers provide for minimum salaries, which are adjusted annually at the discretion of the Company’s Compensation Committee, and in some cases provide for minimum annual bonuses and employee benefits, as well. New employment agreements for the Company’s other executive officers are usually entered into annually.